UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 18, 2010

Alterra Capital Holdings Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 18, 2010, certain of the Registrant’s subsidiaries (the "HP Borrowers") entered into the Second Amendment to the Credit Agreement (the "HP Credit Second Amendment") with the financial institutions party thereto as lenders (the "HP Lenders") and Bank of America, N.A., as the fronting bank, letter of credit administrator and administrative agent ("Bank of America") to the Amended and Restated Credit Agreement, dated as of June 12, 2007, by and among the HP Borrowers, the HP Lenders and Bank of America, as previously amended.

On August 18, 2010, the Registrant and Alterra Insurance Limited ("Alterra Insurance") entered into the Fourth Amendment to the Credit Agreement (the "Max Credit Fourth Amendment") with the financial institutions party thereto as lenders (the "Max Lenders") and Bank of America to the Credit Agreement, dated as of August 7, 2007, by and among the Registrant, Alterra Insurance, the Max Lenders and Bank of America, as previously amended.

Both the HP Credit Second Amendment and the Max Credit Fourth Amendment are dated as of August 5, 2010 and contain the consent of the required HP Lenders and Max Lenders, as applicable, to certain transactions that the Registrant and its subsidiaries may seek to consummate. Among other things, each amendment permits the (i) amalgamation of the Registrant's wholly-owned subsidiaries, Alterra Insurance Limited and Harbor Point Re Limited, and (ii) issuance of long term debt by a subsidiary of the Registrant.

The foregoing description of each of the HP Credit Second Amendment and the Max Credit Fourth Amendment do not purport to be complete and are subject to and qualified in their entirety by reference to the HP Credit Second Amendment and Max Credit Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and the terms of which are incorporated herein by reference, copies of which are attached.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterra Capital Holdings Limited

August 23, 2010	By:	Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to the Amended and Restated Credit Agreement, dated as of August 5, 2010, by and among certain subsidiaries of Alterra Capital Holdings Limited, the Lender parties thereto, and Bank of America, N.A., as Administrative Agent.
10.2	Fourth Amendment to the Credit Agreement, dated as of August 5, 2010, by and among Alterra Capital Holdings Limited, Alterra Insurance Limited, the Lender parties thereto, and Bank of America, N.A., as Administrative Agent.